UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Annual report
2|28|13

A world of investing.™

Putnam Investments

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Annual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Financial statements	19

Federal tax information	60

About the Trustees	61

Officers	63

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver secure long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

Bob, how did Putnam Retirement Income Fund Lifestyle 3 perform for the fiscal year ended February 28, 2013?

With broad improvement in macroeconomic conditions contributing to a more upbeat outlook for global growth, investors gradually grew to favor more economically sensitive, higher-risk assets — fueling a considerable rally for the 12 months ended February 28, 2013. It was a rewarding time to be invested in the markets, and we are happy to report that the fund’s class A share performance surpassed that of its primary fixed-income benchmark, thanks in no small part to the diversification of its portfolio across asset classes. Not surprisingly given its broader investment mandate, the fund lagged its secondary all-equity benchmark for the annual period but still benefited from its exposure to global equities, which outperformed bonds by a wide margin. In addition, given the “risk-on” rally and the renewed focus on the strength of corporate fundamentals, the fund’s slightly pro-risk investment stance proved prudent. Demand for credit-sensitive fixed-income investments and growth-oriented, cyclical equities led to their outperformance of more conservative, or defensive, investments.

Our decision to overweight investments in the high-yield sector was especially rewarding, as was our security selection in U.S. equities and investment-grade bonds. On the other hand, an underweight to international equities

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/13. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

Retirement Income Fund Lifestyle 3	5

detracted from performance, given the recovery in foreign markets during the second half of the year. Poor security selection in the high-yield sector and emerging-market debt detracted from results for the period.

Did derivatives have any significant impact on fund performance for the period?

We employed credit default swaps to hedge credit and market risk or to gain exposure to specific securities or groups of securities. This strategy was rewarding for the fund during the period.

Are U.S. interest rates likely to remain “range-bound”?

In our opinion, it appears likely that interest rates will remain in a range for the foreseeable future. The Federal Reserve launched “QE3” in September 2012, a bond-buying program authorized to purchase up to $40 billion of agency mortgage-backed securities per month. Not long after, in December, the Fed replaced the expiring “Operation Twist” with an additional unlimited round of easing, targeting up to $45 billion worth of intermediate- and longer-term Treasuries per month — with no apparent intent of stopping so long as inflation remains below 2.5% and unemployment stays above 6.5%. These kinds of explicit targets are rare coming from the Fed, and, we believe, provide some welcome insight as to when the Fed is likely to begin shifting to a more neutral monetary stance. Given that the February unemployment rate

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality represents only the fixed-income portion of the portfolio. Allocations also reflect the holdings of the Putnam Absolute Return 700 Fund. Convertible bonds are excluded from the calculation. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6	Retirement Income Fund Lifestyle 3

was 7.7%, we believe a near-term change by the Fed is unlikely.

Do you think U.S. corporate debt will continue to outperform in the slow-growth environment?

Our outlook for corporate debt — including the investment-grade, high-yield, and floating-rate segments of the market —remains positive, although we believe it is unlikely that these markets will post the heady gains in 2013 that investors enjoyed in 2012. Given the rally, credit spreads [the difference in yield between higher- and lower-rated bonds] tightened significantly, particularly in the high-yield market, and are in line with their long-term average.

Our base case forecast for 2013 is for continued slow, but steady economic growth. As we have discussed before, that kind of an environment has often been supportive of corporate debt, especially relative to equities. Broadly speaking, equity investors are reliant on earnings growth and multiple expansions, which can prove elusive in a slow-growth environment. Corporate debt investors, on the other hand, are concerned primarily with repayment of interest and principal, which does not necessarily require a thriving economy. Corporations today, as has been the case for the past four years, are sitting on record amounts of cash and have been extremely conservative with their plans for expansion or investment in new equipment and personnel. This behavior has bolstered balance sheets, as reflected in part by the below-average default rate, which was around 1.5% as of the end of 2012. This figure continues to be well below the 4.5%

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Retirement Income Fund Lifestyle 3	7

long-term average, and may remain below average for at least the next several quarters.

Has the eurozone turned the corner toward greater financial stability?

During the period, the actions of policy-makers and the European Central Bank [ECB] helped to mitigate the risk of a eurozone breakup. Thus, we believe the fiscal condition of the eurozone is unlikely to be as relevant to investors in 2013 as it was in the first half of 2012. The situation appears to have stabilized, and the focus has turned to Europe’s medium- and long-term structural issues, including fostering competitive economies and reforming unsustainable entitlement states. While these are not small hurdles, we find it unlikely that sluggish progress in Europe will trigger renewed fears of an imminent liquidity event.

However, we are by no means bullish on the outlook for Europe. Economic data in the fourth quarter were quite discouraging, and many countries are likely to still remain in recession. That said, while we expect there will be bumps along the way on Europe’s road to recovery, we believe the stability of interest rates today and the gradual structural reforms that policymakers are introducing could be enough to entice some investors to reexamine and perhaps reenter European markets.

Given the strength of the rally in equities during the period, are we seeing the beginning of a shift of investor assets out of bonds and into stocks?

When we look at where investors are putting money, we still see an extraordinary amount on the sidelines or in safe-haven Treasuries. However, we have reason to believe these investors may become more aware during 2013 of the opportunity costs of inaction. Furthermore, even considering the strong run for equities in 2012, it could be argued that many sectors have seen only a small correction in the market anomalies of the past several years.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Allocations also reflect the holdings of the Putnam Absolute Return 700 Fund. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Retirement Income Fund Lifestyle 3

The strongest case for equities today may be their potential relative to other asset classes. Their potential as a source of income also makes them interesting to us. In many instances, we are seeing equities delivering more attractive dividend yields than their fixed-income counterparts, while offering the added benefit of capital appreciation potential. Among dividend-paying stocks, we are interested in dividend growers, in particular, as opposed to dividend payers. While investor demand has driven the highest dividend payers to expensive levels, in areas such as financials, we are seeing historically low payout ratios, making dividend growth a possibility in 2013.

Does the changing correlation landscape have implications for the fund’s portfolio construction?

While investors naturally focus on expected returns, we also pay attention to the volatility of various investment choices, as well as the correlation structure of markets. As 2013 begins, we find that important changes are occurring in this structure that could shape investment strategies. We have begun to see a decline in the elevated correlations across all kinds of equities and risk assets, which has been a hallmark of recent years. The Fed has become the dominant buyer of Treasuries through its quantitative easing programs. When these programs are ultimately unwound, we expect pressure on Treasury bond prices. Second, it seems a goal of the aggressive monetary policy choices around the world is to foment a degree of inflation, which would ease the sting of outstanding debts. While we believe inflation is unlikely to be a problem this year, we expect inflationary pressures ultimately to erode the real return of fixed-income investments beyond 2013.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Retirement Income Fund Lifestyle 3	9

Given the markets’ rally, are you upbeat about prospects for fund performance later this year?

In a reversal from recent months, volatility rose sharply in the final weeks of the reporting period, driven by headline risk. Emerging markets dramatically underperformed developed markets for the first two months of 2013, led by significant weakness in Latin America, most notably Brazil. Renewed concerns about economic growth in Europe and looming spending cuts in the United States also drove Treasury rates in the United States and Germany lower. Meanwhile, rates in Italy moved sharply higher in reaction to inconclusive election results. These developments merit watching, but we remain fairly sanguine about prospects for the markets in 2013 and think the fund’s diversified approach to producing income remains a sound strategy in the context of today’s markets.

More broadly speaking, investors seemed to have a defensive mindset in 2012, and often focused on what might next go wrong in the capital markets. We believe that mindset may be starting to shift, with investors more focused now on where the best investment opportunities lie. With the tax component of the fiscal cliff now resolved and the European sovereign debt situation more stable, it seems that there are relatively fewer storm clouds looming on the horizon for investors. The outlook for developed global economies is by no means rosy, but we believe that the current environment presents an opportunity for measured risk taking, and that investors will be more willing to move off the sidelines in the absence of another perceived crisis.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

On February 1, 2013, Putnam Investments announced a new leadership structure for its Global Asset Allocation (GAA) investment organization, which manages Putnam Retirement Income Fund Lifestyle 3. Working closely with Walter C. Donovan, Chief Investment Officer at Putnam, the team will be led by Co-Heads James A. Fetch; Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA. All four co-heads are long-time Putnam GAA veterans, who average 22 years of overall investment experience, including an average of 18 years of experience at Putnam. Consistent with the current approach, Fetch continues to lead portfolio construction and risk, Kea drives top-down equity efforts, Schoen oversees equity process and risk, and Vaillancourt manages global macro efforts. Jeffrey L. Knight, who previously led the group, has left the firm to pursue other opportunities.

10	Retirement Income Fund Lifestyle 3

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Retirement Income Fund Lifestyle 3	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	48.81%	42.86%	39.61%	39.61%	39.63%	39.63%	43.24%	38.58%	45.62%	51.62%
Annual average	4.81	4.31	4.02	4.02	4.03	4.03	4.34	3.93	4.54	5.04

5 years	23.71	18.76	19.15	17.19	19.07	19.07	21.26	17.32	21.93	25.24
Annual average	4.35	3.50	3.57	3.22	3.55	3.55	3.93	3.25	4.05	4.60

3 years	22.55	17.64	19.86	16.86	19.86	19.86	21.37	17.43	21.36	23.46
Annual average	7.01	5.57	6.23	5.33	6.22	6.22	6.67	5.50	6.67	7.28

1 year	8.83	4.47	8.12	3.12	8.03	7.03	8.68	5.15	8.35	9.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to June 16, 2011, were subject to higher sales charges and received lower after-sales-charge returns. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

12	Retirement Income Fund Lifestyle 3

Comparative index returns For periods ended 2/28/13

Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	54.07%	60.54%
Annual average	5.24	5.76

5 years	30.84	27.29
Annual average	5.52	4.94

3 years	17.26	46.20
Annual average	5.45	13.50

1 year	3.12	13.46

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,961 and $13,963 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,858. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,562 and $15,162, respectively.

Retirement Income Fund Lifestyle 3	13

Fund price and distribution information For the 12-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.204		$0.128	$0.130	$0.180		$0.181	$0.228

Capital gains	—		—	—	—		—	—

Total	$0.204		$0.128	$0.130	$0.180		$0.181	$0.228

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$9.58	$9.98	$9.54	$9.55	$9.56	$9.88	$9.59	$9.59

2/28/13	10.21	10.64	10.18	10.18	10.20	10.54	10.20	10.22

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	2.00%	1.92%	1.18%	1.18%	1.76%	1.71%	1.76%	2.23%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	1.31	0.61	0.62	N/A	1.07	0.81	1.61

Current 30-day SEC yield [3,4]
(without expense limitation)	N/A	0.63	–0.08	–0.08	N/A	0.39	0.13	0.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	51.10%	45.06%	41.54%	41.54%	41.70%	41.70%	45.27%	40.55%	47.83%	53.98%
Annual average	4.95	4.45	4.15	4.15	4.16	4.16	4.47	4.06	4.68	5.18

5 years	24.45	19.48	19.76	17.79	19.90	19.90	21.89	17.93	22.67	25.99
Annual average	4.47	3.62	3.67	3.33	3.70	3.70	4.04	3.35	4.17	4.73

3 years	21.24	16.39	18.46	15.46	18.57	18.57	19.98	16.08	20.08	22.14
Annual average	6.63	5.19	5.81	4.91	5.84	5.84	6.26	5.10	6.29	6.89

1 year	9.06	4.69	8.25	3.25	8.26	7.26	8.81	5.27	8.58	9.31

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

14	Retirement Income Fund Lifestyle 3

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/29/12*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/29/12	1.93%	2.68%	2.68%	2.18%	2.18%	1.68%

Annualized expense ratio for
the six-month period ended
2/28/13†#	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.11% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

# Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.10	$8.92	$8.91	$6.38	$6.37	$3.83

Ending value (after expenses)	$1,058.00	$1,055.10	$1,054.20	$1,057.80	$1,056.80	$1,059.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.01	$8.75	$8.75	$6.26	$6.26	$3.76

Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,018.60	$1,018.60	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

16	Retirement Income Fund Lifestyle 3

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Retirement Income Fund Lifestyle 3	17

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Retirement Income Fund Lifestyle 3

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 3	19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Retirement Income Fund Lifestyle 3:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 3 (the “fund”) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2013

20 Retirement Income Fund Lifestyle 3

The fund’s portfolio 2/28/13

COMMON STOCKS (33.8%)*	Shares	Value

Banking (2.0%)
Associated Banc-Corp.	195	$2,806

Banco Santander Central Hispano SA (Spain)	1,515	11,494

Banque Cantonale Vaudoise (BCV) (Switzerland)	14	7,969

Bendigo and Adelaide Bank, Ltd. (Australia)	983	9,958

CaixaBank (Spain)	3,175	13,004

City National Corp.	55	3,125

Commonwealth Bank of Australia (Australia)	287	19,697

Fifth Third Bancorp	732	11,595

HSBC Holdings, PLC (United Kingdom)	2,797	30,991

JPMorgan Chase & Co.	988	48,333

Natixis (France)	3,629	15,138

Northern Trust Corp.	143	7,603

PNC Financial Services Group, Inc.	256	15,972

Popular, Inc. (Puerto Rico) †	125	3,490

Resona Holdings, Inc. (Japan)	2,600	11,915

State Street Corp.	249	14,091

Sumitomo Mitsui Financial Group, Inc. (Japan)	200	8,000

Svenska Handelsbanken AB Class A (Sweden)	643	27,782

Synovus Financial Corp.	984	2,499

Toronto-Dominion Bank (The) (Canada)	67	5,513

Wells Fargo & Co.	211	7,402

Westpac Banking Corp. (Australia)	1,123	35,225

Wing Hang Bank, Ltd. (Hong Kong)	1,000	11,101

		324,703
Basic materials (1.3%)
Asahi Kasei Corp. (Japan)	2,000	11,818

Axiall Corp.	32	1,811

BASF SE (Germany)	215	20,231

Bemis Co., Inc.	64	2,390

BHP Billiton, Ltd. (Australia)	310	11,637

CF Industries Holdings, Inc.	31	6,226

Chicago Bridge & Iron Co., NV	76	4,073

Cytec Industries, Inc.	31	2,244

Domtar Corp. (Canada)	23	1,715

Eastman Chemical Co.	77	5,369

Evraz PLC (United Kingdom)	4,924	20,266

Fletcher Building, Ltd. (New Zealand)	2,553	19,284

Fortune Brands Home & Security, Inc. †	115	3,973

Huntsman Corp.	117	2,016

LyondellBasell Industries NV Class A	147	8,617

Mitsubishi Chemical Holdings Corp. (Japan)	2,500	11,725

Monsanto Co.	206	20,812

Packaging Corp. of America	58	2,423

PPG Industries, Inc.	59	7,945

Rio Tinto PLC (United Kingdom)	505	27,150

Sherwin-Williams Co. (The)	41	6,625

Retirement Income Fund Lifestyle 3	21

COMMON STOCKS (33.8%)* cont.	Shares	Value

Basic materials cont.
Stora Enso OYJ Class R (Finland)	1,786	$11,944

Valspar Corp.	54	3,327

voestalpine AG (Austria)	165	5,573

W.R. Grace & Co. †	42	3,006

		222,200
Capital goods (1.3%)
ABB, Ltd. (Switzerland)	605	13,747

Aecom Technology Corp. †	90	2,728

Avery Dennison Corp.	80	3,268

BAE Systems PLC (United Kingdom)	5,229	28,172

Ball Corp.	86	3,819

Boeing Co. (The)	341	26,223

Canon, Inc. (Japan)	400	14,510

Cummins, Inc.	107	12,398

Delphi Automotive PLC (United Kingdom) †	204	8,537

Gardner Denver, Inc.	39	2,769

General Dynamics Corp.	173	11,759

Ingersoll-Rand PLC	174	9,161

KBR, Inc.	111	3,373

Leggett & Platt, Inc.	116	3,547

Lockheed Martin Corp.	139	12,232

McDermott International, Inc. †	165	2,099

Northrop Grumman Corp.	142	9,327

Raytheon Co.	184	10,041

Staples, Inc.	461	6,076

Terex Corp. †	89	2,920

Vinci SA (France)	418	19,354

WABCO Holdings, Inc. †	50	3,436

		209,496
Communication services (1.3%)
AT&T, Inc.	351	12,604

Belgacom SA (Belgium)	622	17,358

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	5,113	6,535

Comcast Corp. Class A	874	34,776

Deutsche Telekom AG (Germany)	1,736	18,621

DISH Network Corp. Class A	140	4,872

France Telecom SA (France)	1,581	15,271

IAC/InterActiveCorp.	146	5,950

Koninklijke (Royal) KPN NV (Netherlands)	708	2,395

MetroPCS Communications, Inc. †	283	2,773

NTT DoCoMo, Inc. (Japan)	10	15,466

Telecom Corp. of New Zealand, Ltd. (New Zealand)	7,433	14,876

Telstra Corp., Ltd. (Australia)	2,028	9,500

tw telecom, inc. †	131	3,317

Verizon Communications, Inc.	829	38,573

Vodafone Group PLC (United Kingdom)	4,488	11,267

		214,154

22 Retirement Income Fund Lifestyle 3

COMMON STOCKS (33.8%)* cont.	Shares	Value

Conglomerates (0.4%)
AMETEK, Inc.	153	$6,400

Bouygues SA (France)	638	18,031

Danaher Corp.	294	18,110

General Electric Co.	725	16,835

Tyco International, Ltd.	278	8,899

		68,275
Consumer cyclicals (3.2%)
Adecco SA (Switzerland)	373	21,277

ADT Corp. (The)	146	6,992

Advance Auto Parts, Inc.	55	4,199

American Eagle Outfitters, Inc.	156	3,226

Asahi Glass Co., Ltd. (Japan)	2,000	13,605

Bayerische Motoren Werke (BMW) AG (Germany)	245	22,602

Bed Bath & Beyond, Inc. †	140	7,945

Big Lots, Inc. †	67	2,231

Chico’s FAS, Inc.	151	2,564

Coach, Inc.	165	7,974

Dai Nippon Printing Co., Ltd. (Japan)	2,000	17,576

Daihatsu Motor Co., Ltd. (Japan)	1,000	20,306

Daimler AG (Registered Shares) (Germany)	141	8,393

Daito Trust Construction Co., Ltd. (Japan)	200	17,905

Dillards, Inc. Class A	28	2,231

Expedia, Inc.	68	4,341

Foot Locker, Inc.	117	4,000

Gannett Co., Inc.	192	3,853

Gap, Inc. (The)	194	6,386

Geberit International AG (Switzerland)	36	8,693

Home Depot, Inc. (The)	510	34,935

Host Hotels & Resorts, Inc. R	2,077	34,624

Hugo Boss AG (Germany)	130	15,072

Jarden Corp. †	64	3,975

Lear Corp.	80	4,274

Lowe’s Cos., Inc.	556	21,211

Macy’s, Inc.	234	9,617

McGraw-Hill Cos., Inc. (The)	161	7,495

Next PLC (United Kingdom)	336	21,375

O’Reilly Automotive, Inc. †	77	7,834

PetSmart, Inc.	75	4,883

Priceline.com, Inc. †	24	16,502

PulteGroup, Inc. †	259	4,968

Reed Elsevier PLC (United Kingdom)	1,445	15,553

SJM Holdings, Ltd. (Hong Kong)	5,000	12,507

Swire Pacific, Ltd. Class A (Hong Kong)	2,000	25,827

TABCORP Holdings, Ltd. (Australia)	7,577	24,549

TJX Cos., Inc. (The)	364	16,369

Total Systems Services, Inc.	299	7,104

Trump Entertainment Resorts, Inc. †	6	24

Retirement Income Fund Lifestyle 3	23

COMMON STOCKS (33.8%)* cont.	Shares	Value

Consumer cyclicals cont.
URS Corp.	60	$2,536

Wal-Mart Stores, Inc.	477	33,762

Wyndham Worldwide Corp.	100	6,024

Wynn Resorts, Ltd.	50	5,845

		523,164
Consumer finance (0.1%)
Discover Financial Services	275	10,596

		10,596
Consumer staples (2.3%)
British American Tobacco (BAT) PLC (United Kingdom)	374	19,486

Coca-Cola Co. (The)	134	5,188

Constellation Brands, Inc. Class A †	86	3,805

CVS Caremark Corp.	406	20,755

General Mills, Inc.	240	11,100

ITOCHU Corp. (Japan)	1,200	13,845

Japan Tobacco, Inc. (Japan)	300	9,464

JM Smucker Co. (The)	52	4,956

Kao Corp. (Japan)	300	9,590

Kirin Holdings Co., Ltd. (Japan)	1,000	14,505

Kraft Foods Group, Inc.	218	10,566

Liberty Interactive Corp. Class A †	354	7,392

Lorillard, Inc.	165	6,359

Metcash, Ltd. (Australia)	1,773	7,376

Metro AG (Germany)	635	19,650

Molson Coors Brewing Co. Class B	72	3,183

Nestle SA (Switzerland)	232	16,191

Philip Morris International, Inc.	446	40,921

Procter & Gamble Co. (The)	639	48,679

Reckitt Benckiser Group PLC (United Kingdom)	92	6,182

Robert Half International, Inc.	106	3,768

Sumitomo Corp. (Japan)	600	7,337

Swedish Match AB (Sweden)	481	15,748

Tesco PLC (United Kingdom)	3,717	20,816

Unilever NV ADR (Netherlands)	653	25,268

Unilever PLC (United Kingdom)	211	8,393

Walgreen Co.	309	12,650

Woolworths, Ltd. (Australia)	375	13,341

		386,514
Energy (2.3%)
Alpha Natural Resources, Inc. †	170	1,357

BP PLC (United Kingdom)	5,424	36,529

Cabot Oil & Gas Corp.	108	6,693

Chevron Corp.	125	14,644

ConocoPhillips	461	26,715

Cosmo Oil Co., Ltd. (Japan)	6,000	14,135

Exxon Mobil Corp.	454	40,656

Helmerich & Payne, Inc.	60	3,976

HollyFrontier Corp.	111	6,238

Marathon Petroleum Corp.	157	13,012

24 Retirement Income Fund Lifestyle 3

COMMON STOCKS (33.8%)* cont.	Shares	Value

Energy cont.
Occidental Petroleum Corp.	305	$25,111

Oceaneering International, Inc.	65	4,133

Oil States International, Inc. †	36	2,741

ONEOK, Inc.	126	5,669

Peabody Energy Corp.	154	3,320

Phillips 66	260	16,370

Royal Dutch Shell PLC Class A (United Kingdom)	1,037	34,142

Royal Dutch Shell PLC Class B (United Kingdom)	440	14,844

Schlumberger, Ltd.	441	34,332

Seadrill, Ltd. (Norway)	275	9,977

Tesoro Corp.	86	4,837

TonenGeneral Sekiyu KK (Japan)	2,000	19,835

Total SA (France)	464	23,188

Valero Energy Corp.	261	11,899

		374,353
Financial (0.1%)
CIT Group, Inc. †	177	7,409

CoreLogic, Inc. †	223	5,778

Nasdaq OMX Group, Inc. (The)	149	4,717

		17,904
Financials (0.6%)
Camden Property Trust R	943	65,199

Citigroup, Inc.	158	6,631

Genworth Financial, Inc. Class A †	547	4,671

Goldman Sachs Group, Inc. (The)	198	29,652

		106,153
Health care (3.3%)
AmerisourceBergen Corp.	210	9,912

Amgen, Inc.	241	22,030

AstraZeneca PLC (United Kingdom)	508	23,041

Bristol-Myers Squibb Co.	549	20,297

Celgene Corp. †	156	16,096

CIGNA Corp.	226	13,212

Eli Lilly & Co.	337	18,420

Gilead Sciences, Inc. †	490	20,928

GlaxoSmithKline PLC (United Kingdom)	743	16,380

HCA Holdings, Inc.	160	5,934

Johnson & Johnson	160	12,178

McKesson Corp.	170	18,042

Merck & Co., Inc.	79	3,376

Novartis AG (Switzerland)	334	22,621

Omega Healthcare Investors, Inc. R	1,199	33,560

Orion OYJ Class B (Finland)	552	16,300

Pfizer, Inc.	1,760	48,171

Roche Holding AG-Genusschein (Switzerland)	84	19,152

Sabra Health Care REIT, Inc. R	1,110	29,337

Salix Pharmaceuticals, Ltd. †	46	2,247

Sanofi (France)	233	22,000

St. Jude Medical, Inc.	263	10,783

Retirement Income Fund Lifestyle 3	25

COMMON STOCKS (33.8%)* cont.	Shares	Value

Health care cont.
Takeda Pharmaceutical Co., Ltd. (Japan)	600	$31,030

United Therapeutics Corp. †	42	2,512

Ventas, Inc. R	1,093	77,363

Warner Chilcott PLC Class A	155	2,094

WellPoint, Inc.	246	15,296

Zimmer Holdings, Inc.	144	10,794

		543,106
Insurance (1.1%)
Alleghany Corp. †	16	6,046

Allied World Assurance Co. Holdings AG	44	3,864

American Financial Group, Inc.	96	4,220

American International Group, Inc. †	481	18,283

AMP, Ltd. (Australia)	3,832	21,399

Aon PLC	254	15,517

Aviva PLC (United Kingdom)	2,782	14,998

Axis Capital Holdings, Ltd.	118	4,806

Baloise Holding AG (Switzerland)	89	7,976

Berkshire Hathaway, Inc. Class B †	72	7,356

CNP Assurances (France)	1,273	18,916

Fidelity National Financial, Inc. Class A	223	5,562

PartnerRe, Ltd.	66	5,890

Protective Life Corp.	98	3,128

RSA Insurance Group PLC (United Kingdom)	8,408	15,375

Tryg A/S (Denmark)	98	7,892

Validus Holdings, Ltd.	115	4,097

Zurich Insurance Group AG (Switzerland)	42	11,481

		176,806
Investment banking/Brokerage (0.2%)
Eaton Vance Corp.	123	4,697

Investment AB Kinnevik Class B (Sweden)	1,153	26,303

		31,000
Real estate (10.6%)
Alexandria Real Estate Equities, Inc. R	451	32,084

American Campus Communities, Inc. R	1,306	59,031

American Capital Agency Corp. R	153	4,853

Apartment Investment & Management Co. Class A R	83	2,458

AvalonBay Communities, Inc. R	393	49,058

Boston Properties, LP R	761	79,053

Brandywine Realty Trust R	1,358	18,673

BRE Properties R	37	1,799

Chimera Investment Corp. R	562	1,675

Cousins Properties, Inc. R	2,756	26,788

Digital Realty Trust, Inc. R	297	19,893

Douglas Emmett, Inc. R	1,050	25,736

Duke Realty Corp. R	330	5,333

DuPont Fabros Technology, Inc. R	643	14,892

EastGroup Properties, Inc. R	403	22,894

Equity Residential Trust R	2,016	110,961

26 Retirement Income Fund Lifestyle 3

COMMON STOCKS (33.8%)* cont.	Shares	Value

Real estate cont.
Essex Property Trust, Inc. R	59	$8,790

Extra Space Storage, Inc. R	920	34,445

Federal Realty Investment Trust R	586	62,239

General Growth Properties R	3,335	63,832

Government Properties Income Trust R	527	13,944

Hatteras Financial Corp. R	58	1,548

HCP, Inc. R	2,237	109,345

Health Care REIT, Inc. R	909	58,303

Highwoods Properties, Inc. R	639	23,324

Hospitality Properties Trust R	1,279	34,149

Kimco Realty Corp. R	3,227	70,252

Liberty Property Trust R	132	5,120

Macerich Co. (The) R	298	17,913

Medical Properties Trust, Inc. R	1,857	26,964

Prologis, Inc. R	1,494	58,176

Public Storage R	775	117,188

Ramco-Gershenson Properties Trust R	1,986	31,379

Realty Income Corp. R	242	11,047

Regency Centers Corp. R	105	5,447

Retail Opportunity Investments Corp. R	2,164	27,937

Select Income REIT R	821	22,832

Senior Housing Properties Trust R	128	3,212

Simon Property Group, Inc. R	1,527	242,579

SL Green Realty Corp. R	573	46,768

Sovran Self Storage, Inc. R	391	23,788

STAG Industrial, Inc. R	799	16,947

Stockland (Units) (Australia) R	5,065	19,420

Tanger Factory Outlet Centers R	52	1,835

Taubman Centers, Inc. R	77	5,907

UDR, Inc. R	444	10,594

Vornado Realty Trust R	1,080	86,627

		1,737,032
Technology (2.2%)
Accenture PLC Class A	342	25,431

AOL, Inc. †	197	7,269

Apple, Inc.	161	71,065

Avnet, Inc. †	101	3,566

BMC Software, Inc. †	196	7,854

Broadcom Corp. Class A	216	7,368

Brocade Communications Systems, Inc. †	456	2,558

Cap Gemini SA (France)	160	7,860

Cisco Systems, Inc.	1,399	29,169

Cypress Semiconductor Corp. †	204	2,148

EMC Corp. †	627	14,427

Google, Inc. Class A †	34	27,241

IBM Corp.	70	14,058

L-3 Communications Holdings, Inc.	66	5,034

Retirement Income Fund Lifestyle 3	27

COMMON STOCKS (33.8%)* cont.	Shares	Value

Technology cont.
Lam Research Corp. †	107	$4,526

Lexmark International, Inc. Class A	90	1,982

Marvell Technology Group, Ltd.	359	3,626

Microsoft Corp.	1,310	36,418

Nokia OYJ (Finland)	3,364	12,250

NVIDIA Corp.	344	4,355

Oracle Corp.	1,214	41,592

Riverbed Technology, Inc. †	149	2,277

Rockwell Automation, Inc.	86	7,769

Symantec Corp. †	610	14,298

Teradyne, Inc. †	167	2,799

Western Digital Corp.	116	5,471

		362,411
Transportation (0.5%)
ComfortDelgro Corp., Ltd. (Singapore)	8,000	12,379

Delta Air Lines, Inc. †	554	7,906

Deutsche Post AG (Germany)	399	8,943

Japan Airlines Co., Ltd. (Japan) †	300	14,241

Southwest Airlines Co.	511	5,979

Sydney Airport (Australia)	5,140	16,645

Wabtec Corp.	36	3,520

Yangzijiang Shipbuilding Holdings, Ltd. (China)	11,000	8,576

		78,189
Utilities and power (1.0%)
AES Corp.	416	4,834

American Electric Power Co., Inc.	245	11,464

American Water Works Co., Inc.	111	4,379

Chubu Electric Power Co., Inc. (Japan)	900	11,279

CMS Energy Corp.	165	4,391

DTE Energy Co.	99	6,613

Dynegy, Inc. †	609	11,918

Enel SpA (Italy)	3,499	12,669

Energias de Portugal (EDP) SA (Portugal)	1,985	5,955

Entergy Corp.	104	6,475

Hokuriku Electric Power Co. (Japan)	1,100	12,610

Kinder Morgan, Inc.	236	8,749

OGE Energy Corp.	65	3,764

PG&E Corp.	223	9,509

PPL Corp.	307	9,462

Red Electrica Corporacion SA (Spain)	274	15,160

RWE AG (Preference) (Germany)	415	14,874

Snam SpA (Italy)	2,573	12,205

UGI Corp.	82	2,933

		169,243

Total common stocks (cost $4,948,265)		$5,555,299

28 Retirement Income Fund Lifestyle 3

INVESTMENT COMPANIES (9.5%)*	Shares	Value

Putnam Absolute Return 700 Fund Class Y †††	130,634	$1,562,387

Total investment companies (cost $1,528,254)		$1,562,387

CONVERTIBLE BONDS AND NOTES (7.8%)*	Principal amount	Value

Basic materials (0.3%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$23,000	$25,818

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	19,000	19,950

		45,768
Capital goods (0.6%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	18,000	22,658

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	25,000	29,250

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	20,000	20,050

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	22,000	22,069

		94,027
Communication services (0.8%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	6,000	6,525

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	21,000	54,495

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	46,000	45,885

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
6 1/2s, 2016	23,000	30,374

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	38,000	570

		137,849
Consumer cyclicals (1.9%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	21,000	22,730

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	13,058

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	30,000	46,950

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	20,000	21,263

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	63,000	33,114

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	33,000	49,873

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	22,000	22,083

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	57,000	61,346

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	5,000	10,225

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	19,000	33,986

		314,628
Consumer staples (0.3%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	16,970

Vector Group Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	25,000	28,281

		45,251
Energy (0.8%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	68,000	59,755

Endeavour International Corp. cv. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2016	20,000	9,650

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	23,000	22,497

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	28,000	23,783

Retirement Income Fund Lifestyle 3 29

CONVERTIBLE BONDS AND NOTES (7.8%)* cont.	Principal amount	Value

Energy cont.
Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	$15,000	$103

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	20,000	22,650

		138,438
Financials (1.1%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	32,000	34,646

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	11,000	11,179

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	15,000	16,359

Jefferies Group, LLC cv. sr. unsec. notes 3 7/8s, 2029	25,000	25,313

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	25,000	23,563

PHH Corp. cv. sr. unsec. notes 4s, 2014	31,000	34,158

RAIT Financial Trust cv. sr. unsec. unsub. notes 7s, 2031 R	13,000	15,145

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.55s, 2018 R	16,000	17,160

		177,523
Health care (0.7%)
Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	6,000	5,764

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2013 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	14,000	980

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	28,000	23,100

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s,
3/1/18) 2042 ††	38,000	39,520

Opko Health, Inc. 144A cv. sr. unsec. notes 3s, 2033	11,000	11,165

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	21,000	29,138

		111,667
Technology (1.3%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	26,000	24,895

Micron Technology, Inc. 144A cv. sr. unsec. notes 1 5/8s, 2033	44,000	46,200

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	20,000	22,600

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 5 1/4s, 2018	51,000	54,953

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	27,000	25,971

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	17,000	16,958

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	18,000	16,144

		207,721
Transportation (—%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	23,000	8,079

		8,079

Total convertible bonds and notes (cost $1,277,632)		$1,280,951

CONVERTIBLE PREFERRED STOCKS (7.4%)*	Shares	Value

Basic materials (0.2%)
ArcelorMittal $1.50 cv. pfd. (France) †	1,315	$30,692

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	18

		30,710

30 Retirement Income Fund Lifestyle 3

CONVERTIBLE PREFERRED STOCKS (7.4%)* cont.	Shares	Value

Capital goods (0.4%)
United Technologies Corp. $3.75 cv. pfd.	1,150	$66,988

		66,988
Communication services (0.3%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	37,200

Iridium Communications, Inc. 144A $7.00 cv. pfd.	135	12,488

		49,688
Consumer cyclicals (1.2%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	2,020	52,560

General Motors Co. Ser. B, $2.375 cv. pfd.	1,800	75,431

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	31	36,134

Stanley Black & Decker, Inc. $4.75 cv. pfd.	335	42,009

		206,134
Consumer staples (0.2%)
Bunge, Ltd. $4.875 cv. pfd.	200	21,050

Post Holdings, Inc. 144A zero % cv. pfd.	133	13,466

		34,516
Energy (0.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	310	13,475

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	53	54,954

		68,429
Financials (2.9%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,375	37,297

AMG Capital Trust II $2.575 cv. pfd.	1,085	56,149

Bank of America Corp. Ser. L, 7.25% cv. pfd.	87	104,400

EPR Properties Ser. C, $1.44 cv. pfd.	1,435	32,216

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	725	43,442

Huntington Bancshares Ser. A, 8.50% cv. pfd.	33	41,910

MetLife, Inc. $3.75 cv. pfd.	976	45,823

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd. (Puerto Rico)	20	30,060

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	55	69,671

Wintrust Financial Corp. $3.75 cv. pfd.	400	21,752

		482,720
Health care (0.2%)
HealthSouth Corp. Ser. A, 6.50% cv. pfd.	22	25,259

		25,259
Transportation (0.5%)
Continental Financial Trust II $3.00 cv. pfd.	510	21,866

Genesee & Wyoming, Inc. $5.00 cv. pfd.	192	24,221

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	2,375	28,738

		74,825
Utilities and power (1.1%)
AES Trust III $3.375 cv. pfd.	1,085	54,691

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	53,738

NextEra Energy, Inc. $2.799 cv. pfd.	510	26,306

PPL Corp. $4.375 cv. pfd.	725	39,926

		174,661

Total convertible preferred stocks (cost $1,099,795)		$1,213,930

Retirement Income Fund Lifestyle 3	31

CORPORATE BONDS AND NOTES (6.6%)*	Principal amount	Value

Basic materials (0.1%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$5,000	$5,463

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	5,000	5,218

		10,681
Capital goods (0.1%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	10,000	13,323

		13,323
Communication services (1.0%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,971

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	5,000	5,908

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	22,000	25,795

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	5,000	6,779

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,703

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,220

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	5,156	5,485

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	10,000	10,625

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,601

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	15,000	13,275

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,625

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	11,313

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	40,400

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	5,000	5,271

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,264

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013	5,000	5,131

		162,366
Consumer cyclicals (0.4%)
ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	2,000	1,901

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	3,000	2,939

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	5,000	3,925

American Media, Inc. 144A notes 13 1/2s, 2018	320	243

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	5,000	4,950

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 10s, 2018	7,000	4,620

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	5,000	5,450

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	2,000	2,205

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,441

32 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (6.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R	$7,000	$7,175

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	5,000	5,538

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	20,000	1,600

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	3,000	3,135

QVC, Inc. 144A sr. notes 7 1/8s, 2017	5,000	5,208

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,874

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	10,000	9,600

		71,804
Consumer staples (0.7%)
Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	2,000	2,786

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	5,000	4,902

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	14,099	13,958

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	10,000	11,338

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	8,000	8,420

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	10,000	11,580

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	5,000	5,457

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	19,067

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	5,000	5,150

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	20,000	21,025

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	10,000	11,400

		115,083
Energy (0.5%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,188

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	5,000	6,603

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	5,000	5,683

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017	15,000	16,500

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,510

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	10,000	11,400

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,227

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	6,064

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	10,000	14,495

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	9,553

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,512

		86,735

Retirement Income Fund Lifestyle 3	33

CORPORATE BONDS AND NOTES (6.6%)* cont.	Principal amount	Value

Financials (1.0%)
American Express Co. sr. unsec. notes 2.65s, 2022	$23,000	$22,480

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	10,000	11,539

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	15,000	18,700

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,659

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	2,000	2,393

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,359

General Electric Capital Corp. sr. unsec. FRN notes Ser. MTN,
0.492s, 2016	5,000	4,944

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,399

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	5,916

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	6,319

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	5,000	5,900

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, Perpetual maturity (Jersey)	3,000	2,610

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,475

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	5,000	5,100

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	5,000	7,755

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,394

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	5,000	5,899

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.308s, 2037	15,000	12,090

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	6,119

Willis Group Holdings, Ltd. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	10,000	11,237

		158,287
Health care (0.3%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	6,186

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,165

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	25,000	27,781

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	5,000	5,175

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	5,492	5,602

WellPoint, Inc. notes 7s, 2019	5,000	6,241

		53,150
Technology (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	15,000	15,338

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	5,125

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	3,000	3,353

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	10,000	10,550

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	16,000	14,320

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	5,000	5,058

		53,744

34 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (6.6%)* cont.	Principal amount	Value

Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	$5,000	$5,204

		5,204
Utilities and power (2.2%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	15,000	17,325

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,785

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,566

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	100,000	121,679

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	5,000	6,007

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	25,000	31

Edison Mission Energy sr. unsec. notes 7.2s, 2019 (In default) †	10,000	5,050

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	7,105

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,639

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,531

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	69,000	77,798

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	5,996

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	5,000	5,462

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	5,000	5,600

Nevada Power Co. notes 6 1/2s, 2018	10,000	12,497

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	17,108

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	4,000	4,529

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	5,000	5,419

Texas-New Mexico Power Co. 144A 1st mtge. bonds
9 1/2s, 2019	5,000	6,794

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	10,000	10,675

Westar Energy, Inc. 1st mtge. bonds 8 5/8s, 2018	15,000	20,409

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	5,000	5,420

		360,425
Total corporate bonds and notes (cost $991,823)		$1,090,802

U.S. TREASURY OBLIGATIONS (3.4%)*	Principal amount	Value

U.S. Treasury Bonds
5 1/4s, November 15, 2028	$32,000	$43,294
4 5/8s, February 15, 2040	25,000	32,736
4 1/2s, February 15, 2036	17,000	21,691
4 3/8s, May 15, 2041	95,000	119,815

U.S. Treasury Notes
3 1/2s, February 15, 2018	28,000	31,739
3 1/8s, October 31, 2016	75,000	82,172
1 7/8s, September 30, 2017	17,000	17,919
1 3/8s, May 15, 2013	68,000	68,175
1s, August 31, 2016	140,000	142,638

Total U.S. treasury obligations (cost $550,049)		$560,179

Retirement Income Fund Lifestyle 3	35

MORTGAGE-BACKED SECURITIES (0.7%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB Ser. 05-1,
Class A4, 5.08s, 2042	$18,000	$18,924

Banc of America Commercial Mortgage, Inc. Ser. 06-5, Class A3,
5.39s, 2047	11,000	11,524

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.763s, 2039	5,872	5,937

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.658s, 2038	40,096	18

GE Commercial Mortgage Corporation Trust Ser. 05-C2,
Class A3, 4.839s, 2043	587	590

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	4,936	5,035
FRB Ser. 07-LD11, Class A2, 5.805s, 2049	12,380	12,671
Ser. 07-LDPX, Class A3S, 5.317s, 2049	14,000	14,273
Ser. 2007-LDPX, Class A2S, 5.305s, 2049	10,469	10,604
Ser. 04-CB8, Class B, 4 1/2s, 2039	10,000	10,231

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,203

LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2,
Class XCL, IO, 0.369s, 2040	234,961	1,413

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A2,
5.746s, 2050	3,876	3,946

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046	11,202	11,575

Total mortgage-backed securities (cost $106,742)		$108,944

UNITS (0.3%)*	Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029	45,000	$41,850

Total units (cost $41,635)		$41,850

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$13,971

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	10,000	13,639

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	5,000	5,861

Total municipal bonds and notes (cost $25,068)		$33,471

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	10	$9,730

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	275	7,299

Total preferred stocks (cost $15,146)		$17,029

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	6,345	$110

Total warrants (cost $1,269)				$110

36 Retirement Income Fund Lifestyle 3

SHORT-TERM INVESTMENTS (30.6%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.10% L	3,802,441	$3,802,441

SSgA Prime Money Market Fund 0.08% P	220,000	220,000

U.S. Treasury Bills with effective yields ranging from 0.162%
to 0.163%, August 22, 2013	$500,000	499,677

U.S. Treasury Bills with an effective yield of 0.182%,
May 2, 2013 #	500,000	499,896

Total short-term investments (cost $5,021,890)		$5,022,014

TOTAL INVESTMENTS

Total investments (cost $15,607,568)		$16,486,966

Key to holding’s currency abbreviations

EUR Euro

USD /$ United States Dollar

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

IO Interest Only

MTN Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $16,414,733.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

††† Affiliated company (Note 6).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $4,173,485 to cover certain derivatives contracts.

Retirement Income Fund Lifestyle 3	37

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $501,354)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	Euro	Buy	3/20/13	$96,752	$101,183	$(4,431)

	Barclays Bank PLC

	Euro	Buy	3/20/13	15,799	15,821	(22)

	Euro	Sell	3/20/13	15,799	16,516	717

	Hong Kong Dollar	Buy	5/15/13	155	162	(7)

	Japanese Yen	Buy	5/15/13	1,235	1,238	(3)

	Japanese Yen	Sell	5/15/13	1,235	1,248	13

	Singapore Dollar	Buy	5/15/13	8,479	8,478	1

	Swedish Krona	Sell	3/20/13	866	886	20

	Swiss Franc	Buy	3/20/13	15,686	16,243	(557)

	Citibank, N.A.

	Australian Dollar	Sell	4/17/13	10,588	10,663	75

	Danish Krone	Buy	3/20/13	10,769	11,443	(674)

	Euro	Sell	3/20/13	32,642	34,494	1,852

	Japanese Yen	Buy	5/15/13	19,502	19,310	192

	Singapore Dollar	Buy	5/15/13	7,913	7,916	(3)

	Swedish Krona	Sell	3/20/13	13,123	13,204	81

	Credit Suisse International

	Australian Dollar	Sell	4/17/13	2,647	2,693	46

	Euro	Buy	3/20/13	5,484	5,492	(8)

	Euro	Sell	3/20/13	5,484	5,732	248

	Japanese Yen	Buy	5/15/13	1,241	1,255	(14)

	Japanese Yen	Sell	5/15/13	1,241	1,244	3

	New Zealand Dollar	Sell	4/17/13	32,066	32,771	705

	Norwegian Krone	Buy	3/20/13	14,171	14,856	(685)

	Swedish Krona	Sell	3/20/13	278	285	7

	Swiss Franc	Buy	3/20/13	9,177	9,505	(328)

	Deutsche Bank AG

	Euro	Buy	3/20/13	3,787	3,919	(132)

HSBC Bank USA, National Association

	Euro	Sell	3/20/13	46,222	48,314	2,092

	JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	4/17/13	24,026	24,451	425

	British Pound	Sell	3/20/13	2,275	2,364	89

	Euro	Sell	3/20/13	14,102	14,467	365

	Japanese Yen	Buy	5/15/13	3,982	4,025	(43)

	Japanese Yen	Sell	5/15/13	3,982	3,946	(36)

38 Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $501,354) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Euro	Buy	3/20/13	$5,615	$5,622	$(7)

	Euro	Sell	3/20/13	5,615	5,869	254

	Israeli Shekel	Sell	4/17/13	1,774	1,781	7

	Swedish Krona	Sell	3/20/13	3,601	3,686	85

	Swiss Franc	Sell	3/20/13	12,271	12,358	87

UBS AG

	British Pound	Sell	3/20/13	21,237	21,726	489

	Norwegian Krone	Sell	3/20/13	10,446	10,953	507

WestPac Banking Corp.

	Australian Dollar	Sell	4/17/13	4,887	4,916	29

	British Pound	Buy	3/20/13	455	319	136

Total						$1,575

FUTURES CONTRACTS OUTSTANDING at 2/28/13

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Bond Ultra
30 yr (Short)	1	$158,000	Jun-13	$678

U.S. Treasury Note 5 yr (Long)	2	247,969	Jun-13	105

Total				$783

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/13

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Deutsche Bank AG
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB+/P	$—	EUR	10,000	9/20/13	477 bp	$432

JPMorgan Chase Bank N.A.
DJ CDX EM Series
15 Version 1 Index	BB+/P	(200,000)		$1,600,000	6/20/16	500 bp	(53,317)

DJ CDX NA HY
Series 19 Index	B+/P	(34,938)		2,150,000	12/20/17	500 bp	46,440

Total							$(6,445)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2013. Securities rated by Putnam are indicated by “/P.”

Retirement Income Fund Lifestyle 3 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$82,572	$139,628	$—

Capital goods	133,713	75,783	—

Communication services	102,865	111,289	—

Conglomerates	50,244	18,031	—

Consumer cyclicals	277,900	245,264	—

Consumer staples	179,322	207,192	—

Energy	221,703	152,650	—

Financials	2,058,160	346,034	—

Health care	392,582	150,524	—

Technology	342,301	20,110	—

Transportation	17,405	60,784	—

Utilities and power	84,491	84,752	—

Total common stocks	3,943,258	1,612,041	—

Convertible bonds and notes	—	1,277,971	2,980

Convertible preferred stocks	66,988	1,146,924	18

Corporate bonds and notes	—	1,090,802	—

Investment companies	1,562,387	—	—

Mortgage-backed securities	—	108,944	—

Municipal bonds and notes	—	33,471	—

Preferred stocks	—	17,029	—

U.S. Treasury Obligations	—	560,179	—

Units	—	41,850	—

Warrants	—	—	110

Short-term investments	4,022,441	999,573	—

Totals by level	$9,595,074	$6,888,784	$3,108

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,575	$—

Futures contracts	783	—	—

Credit default contracts	—	228,493	—

Totals by level	$783	$230,068	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 Retirement Income Fund Lifestyle 3

Statement of assets and liabilities 2/28/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,276,873)	$11,122,138
Affiliated issuers (identified cost $5,330,695) (Notes 1 and 6)	5,364,828

Cash	854

Foreign currency (cost $535) (Note 1)	535

Dividends, interest and other receivables	59,551

Receivable for investments sold	25,698

Receivable from Manager (Note 2)	26,283

Unrealized appreciation on OTC swap contracts (Note 1)	46,872

Premium paid on OTC swap contracts (Note 1)	234,938

Unrealized appreciation on forward currency contracts (Note 1)	8,525

Total assets	16,890,222

LIABILITIES

Payable for investments purchased	6,088

Payable for shares of the fund repurchased	30,328

Payable for custodian fees (Note 2)	13,410

Payable for investor servicing fees (Note 2)	3,696

Payable for Trustee compensation and expenses (Note 2)	29,312

Payable for administrative services (Note 2)	177

Payable for distribution fees (Note 2)	7,316

Payable for auditing and tax fees	89,728

Payable for variation margin (Note 1)	63

Unrealized depreciation on OTC swap contracts (Note 1)	53,317

Unrealized depreciation on forward currency contracts (Note 1)	6,950

Collateral on certain derivative contracts, at value (Note 1)	220,000

Other accrued expenses	15,104

Total liabilities	475,489

Net assets	$16,414,733

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$28,480,738

Undistributed net investment income (Note 1)	202,252

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,143,269)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	875,012

Total — Representing net assets applicable to capital shares outstanding	$16,414,733

(Continued on next page)

Retirement Income Fund Lifestyle 3	41

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,782,399 divided by 1,055,940 shares)	$10.21

Offering price per class A share (100/96.00 of $10.21)*	$10.64

Net asset value and offering price per class B share ($812,358 divided by 79,827 shares)**	$10.18

Net asset value and offering price per class C share ($2,714,753 divided by 266,731 shares)**	$10.18

Net asset value and redemption price per class M share ($506,902 divided by 49,717 shares)	$10.20

Offering price per class M share (100/96.75 of $10.20)†	$10.54

Net asset value, offering price and redemption price per class R share
($3,628 divided by 356 shares)††	$10.20

Net asset value, offering price and redemption price per class Y share
($1,594,693 divided by 155,969 shares)	$10.22

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

42 Retirement Income Fund Lifestyle 3

Statement of operations Year ended 2/28/13

INVESTMENT INCOME

Dividends (net of foreign tax of $6,292) (including dividend income of $5,519 from investments
in affiliated issuers) (Note 6)	$251,419

Interest (net of foreign tax of $2,368) (including interest income of $4,992 from investments
in affiliated issuers) (Note 6)	193,687

Securities lending (Note 1)	4

Total investment income	445,110

EXPENSES

Compensation of Manager (Note 2)	80,290

Investor servicing fees (Note 2)	21,649

Custodian fees (Note 2)	31,984

Trustee compensation and expenses (Note 2)	1,324

Distribution fees (Note 2)	65,239

Administrative services (Note 2)	523

Reports to shareholders	24,022

Auditing and tax fees	90,525

Other	3,171

Fees waived and reimbursed by Manager (Note 2)	(128,461)

Total expenses	190,266

Expense reduction (Note 2)	(63)

Net expenses	190,203

Net investment income	254,907

Net realized gain on investments (including net realized gain of $3,430 on sales of investments
in affiliated issuers) (Notes 1, 3 and 6)	443,417

Net realized gain on swap contracts (Note 1)	464,156

Net realized gain on futures contracts (Note 1)	1,401

Net realized loss on foreign currency transactions (Note 1)	(6,644)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	6,178

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	208,466

Net gain on investments	1,116,974

Net increase in net assets resulting from operations	$1,371,881

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3 43

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/28/13	Year ended 2/29/12

Operations:
Net investment income	$254,907	$372,681

Net realized gain on investments
and foreign currency transactions	902,330	1,094,654

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	214,644	(1,503,916)

Net increase (decrease) in net assets resulting
from operations	1,371,881	(36,581)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(235,897)	(371,558)

Class B	(11,810)	(21,261)

Class C	(34,176)	(52,368)

Class M	(9,015)	(10,468)

Class R	(40)	(31)

Class Y	(31,489)	(43,948)

Decrease from capital share transactions (Note 4)	(1,948,399)	(2,675,695)

Total decrease in net assets	(898,945)	(3,211,910)

NET ASSETS

Beginning of year	17,313,678	20,525,588

End of year (including undistributed net investment income
of $202,252 and $100,521, respectively)	$16,414,733	$17,313,678

The accompanying notes are an integral part of these financial statements.

44 Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3 45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
February 28, 2013	$9.58	.16	.67	.83	(.20)	(.20)	—	$10.21	8.83	$10,782	1.00 [e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04 [e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93 [g]
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	145 [g]

Class B
February 28, 2013	$9.54	.09	.68	.77	(.13)	(.13)	—	$10.18	8.12	$812	1.75 [e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79 [e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93 [g]
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	145 [g]

Class C
February 28, 2013	$9.55	.09	.67	.76	(.13)	(.13)	—	$10.18	8.03	$2,715	1.75 [e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79 [e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93 [g]
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	145 [g]

Class M
February 28, 2013	$9.56	.14	.68	.82	(.18)	(.18)	—	$10.20	8.68	$507	1.25 [e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93 [g]
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	145 [g]

Class R
February 28, 2013	$9.59	.10	.69	.79	(.18)	(.18)	—	$10.20	8.35	$4	1.25 [e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29 [e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93 [g]
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	(.67)	— [f]	6.69	(30.24)	1.99		4.68	145 [g]

Class Y
February 28, 2013	$9.59	.18	.68	.86	(.23)	(.23)	—	$10.22	9.08	$1,595	.75 [e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93 [g]
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	145 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	47

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.77%

February 29, 2012	0.80

February 28, 2011	0.82

February 28, 2010	1.12

February 28, 2009	0.99

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

48 Retirement Income Fund Lifestyle 3

Notes to financial statements 2/28/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through February 28, 2013.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Retirement Income Fund Lifestyle 3 49

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

50 Retirement Income Fund Lifestyle 3

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

Retirement Income Fund Lifestyle 3	51

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,457 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

52 Retirement Income Fund Lifestyle 3

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2013, the fund had a capital loss carryover of $13,112,103 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$2,637,607	N/A	$2,637,607	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, nontaxable dividends and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $169,251 to increase undistributed net investment income, $6,756 to increase paid-in-capital and $176,007 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,194,040
Unrealized depreciation	(344,861)

Net unrealized appreciation	849,179
Undistributed ordinary income	200,689
Capital loss carryforward	(13,112,103)
Cost for federal income tax purposes	$15,637,787

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $7,084 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $121,377 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,760	Class R	4

Class B	1,172	Class Y	1,766

Class C	3,313	Total	$21,649

Class M	634

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

54 Retirement Income Fund Lifestyle 3

expenses were reduced by $22 under the expense offset arrangements and by $41 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$28,328	Class M	2,437

Class B	8,981	Class R	11

Class C	25,482	Total	$65,239

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,527 and $6 from the sale of class A and class M shares, respectively, and received $992 and $87 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,290,243 and $6,867,291, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $74,489 and $113,692, respectively.

Retirement Income Fund Lifestyle 3	55

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized Transactions in capital shares were as follows:

	Year ended 2/28/13		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	94,588	$923,796	609,583	$5,980,855

Shares issued in connection with
reinvestment of distributions	21,565	209,981	34,530	322,286

	116,153	1,133,777	644,113	6,303,141

Shares repurchased	(328,268)	(3,204,494)	(834,191)	(7,981,659)

Net decrease	(212,115)	$(2,070,717)	(190,078)	$(1,678,518)

	Year ended 2/28/13		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	4,003	$38,303	11,042	$106,226

Shares issued in connection with
reinvestment of distributions	1,037	10,061	1,953	18,094

	5,040	48,364	12,995	124,320

Shares repurchased	(26,285)	(256,672)	(33,332)	(315,931)

Net decrease	(21,245)	$(208,308)	(20,337)	$(191,611)

	Year ended 2/28/13		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	48,511	$475,662	91,578	$901,669

Shares issued in connection with
reinvestment of distributions	3,199	31,106	5,137	47,688

	51,710	506,768	96,715	949,357

Shares repurchased	(31,301)	(307,916)	(171,341)	(1,632,351)

Net increase (decrease)	20,409	$198,852	(74,626)	$(682,994)

	Year ended 2/28/13		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	2,160	$20,710	16,222	$150,334

Shares issued in connection with
reinvestment of distributions	926	9,015	1,110	10,310

	3,086	29,725	17,332	160,644

Shares repurchased	(1,970)	(19,200)	(14,432)	(132,727)

Net increase	1,116	$10,525	2,900	$27,917

	Year ended 2/28/13		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	226	$2,221	—	$—

Shares issued in connection with
reinvestment of distributions	4	40	3	31

	230	2,261	3	31

Shares repurchased	(2)	(17)	—	—

Net increase	228	$2,244	3	$31

56 Retirement Income Fund Lifestyle 3

	Year ended 2/28/13		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	74,964	$739,877	16,642	$154,720

Shares issued in connection with
reinvestment of distributions	2,366	23,290	2,490	23,265

	77,330	763,167	19,132	177,985

Shares repurchased	(65,832)	(644,162)	(33,827)	(328,505)

Net increase (decrease)	11,498	$119,005	(14,695)	$(150,520)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class M	129	0.26%	$1,316

Class R	130	36.52	1,326

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$1,900,000

OTC credit default swap contracts (notional)	$3,800,000

Warrants (number of warrants)	6,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$228,493	Payables	$—

Foreign exchange
contracts	Receivables	8,525	Payables	6,950

Equity contracts	Investments	110	Payables	—

	Receivables,
	Net assets —
	Unrealized
Interest rate contracts	appreciation	783*	Payables	—

Total		$237,911		$6,950

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Retirement Income Fund Lifestyle 3	57

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$464,156	$464,156

Foreign exchange contracts	—	(6,373)	—	(6,373)

Interest rate contracts	1,401	—	—	1,401

Total	$1,401	$(6,373)	$464,156	$459,184

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(187,806)	$(187,806)

Foreign exchange
contracts	—	—	6,392	—	6,392

Equity contracts	(1,413)	—	—	—	(1,413)

Interest rate contracts	—	1,849	—	—	1,849

Total	$(1,413)	$1,849	$6,392	$(187,806)	$(180,978)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market value
	beginning of					at the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Money
Market Liquidity
Fund*	$3,258,200	$3,094,653	$6,352,853	$4,918	$—	$—

Putnam Short Term
Investment Fund*	—	3,802,441	—	74	—	3,802,441

Putnam Absolute
Return 700 Fund
Class Y	1,693,638	241,668	463,229	5,519	—	1,562,387

Totals	$4,951,838	$7,138,762	$6,816,082	$10,511	$—	$5,364,828

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated during the reporting period.

58 Retirement Income Fund Lifestyle 3

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Retirement Income Fund Lifestyle 3 59

Federal tax information (Unaudited)

The fund designated 46.56% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 79.15%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

60 Retirement Income Fund Lifestyle 3

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Retirement Income Fund Lifestyle 3	61

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2013, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

62 Retirement Income Fund Lifestyle 3

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Retirement Income Fund Lifestyle 3 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN103
279998 4/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2013	$82,890	$--	$7,575	$ —
February 28, 2012	$88,434	$--	$4,290	$31

For the fiscal years ended February 28, 2013 and February 28, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $259,687 and $121,703 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2013	$ —	$147,500	$ —	$ —

February 28, 2012	$ —	$97,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013